MUTUAL GENERAL RELEASE

THIS MUTUAL GENERAL RELEASE, is made as of the 20th day of April, 2012 by and among: A TO Z HOLDINGS, LLC, a Florida Limited Liability Company (“A TO Z”), PRIME EQUITY FUND IV LLC, a Delaware Limited Liability Company (“PRIME”), INFINITE ALPHA, INC., an Illinois Corporation (“INFINITE”), JRC LIMITED INC., a Florida Corporation (“JRC”), CLARE LLC, an Illinois Limited Liability Company (“CLARE”), DAVID FIDLER, a resident of Chicago, Illinois (“FIDLER”), ERIK TUCKER, a resident of Chicago, Illinois (“TUCKER”), GLEN LAKEN, a resident of Chicago, Illinois (“LAKEN”), JOHN KATSOCK, a resident of Juniper, Florida (“KATSOCK”), CMG HOLDNGS GROUP, INC., a Nevada Corporation (‘CMG’), AUDIOEYE, an Arizona Corporation (“AUDIOEYE”) ALAN MORELL, a resident of Santa Barbara, California (“MORELL”), and JAMES ENNIS, a resident of Croaten, New York (“ENNIS”) (individually a “PARTY” and collectively the “PARTIES”);

WHEREAS, A TO Z, PRIME, INFINITE, JRC, CLARE, FIDLER, TUCKER, LAKEN, and KATSOCK claim that they have a financial claim against CMG, AUDIOEYE, MORRELL and ENNIS; and

WHEREAS, CMG, AUDIOEYE, MORRELL and ENNIS claim that they have a financial claim against A TO Z, PRIME, INFINITE, JRC, CLARE, FIDLER, TUCKER, LAKEN, and KATSOCK; and

WHEREAS, A TO Z, PRIME, INFINITE, JRC, CLARE, FIDLER, and TUCKER, filed a lawsuit against CMG, AUDIOEYE, MORRELL and ENNIS in the District Court for Clark County, Nevada, Case No.: A-11-639-611-B Dept. No: XI (the “ACTION”); and

WHEREAS, the PARTIES without admitting or denying any liability on any of the other PARTIES have concluded after advice from their own legal counsel that it is best for all the PARTIES herein to settle all their disputes, hereby agree that CMG shall pay A TO Z, PRIME, INFINITE, JRC, CLARE, FIDLER, TUCKER, LAKEN, and KATSOCK together, Ten Thousand ($10,000) Dollars payable to the Trust Account of FOX ROTHSCHILD LLP, 3800 Howard Hughes Pkwy., Suite 500, Las Vegas Nevada 89169 attorneys for A TO Z, PRIME, INFINITE, JRC, CLARE, FIDLER, TUCKER, LAKEN, and KATSOCK as complete and total settlement of any and all claims between the PARTIES.

WHEREAS, the PARTIES desire to resolve their outstanding relationships subject to the terms conditions and releases contained herein;

NOW THEREFORE, the PARTIES hereto, for good and valuable consideration, and intending to be legally bound, the PARTIES do hereby agree as follows:

1. Settlement.  CMG shall pay A TO Z, PRIME, INFINITE, JRC, CLARE, FIDLER, TUCKER, LAKEN, and KATSOCK together, Ten Thousand ($10,000) Dollars payable to the Trust Account of SEC ATTORNEY LLC, 12 Corporate Drive, Shelton CT 06484, escrow agent for A TO Z, PRIME, INFINITE, JRC, CLARE, FIDLER, TUCKER, LAKEN, and KATSOCK.

2. Release.  For and in consideration of the terms contained herein, and except as expressly provided to the contrary in this Agreement, A TO Z, PRIME, INFINITE, JRC, CLARE, FIDLER, TUCKER, LAKEN, and KATSOCK on the one hand, and CMG, AUDIOEYE, MORRELL and ENNIS on the other hand, do hereby release, remise, hold harmless and forever discharge each other, as well as their successors, agents, servants, workmen, subsidiaries, directors, shareholders, employees, assigns and attorneys, of and from any and all manner of actions, causes of  action, suits, debts, dues, accounts,  damages, bonds, covenants, notes, contracts, agreements, judgments, demands and claims whatsoever in law or in equity (including reasonable attorney’s fees/expenses and court costs arising directly or indirectly therefrom), whether or not heretofore known, suspected or asserted, foreseen or unforeseen, which any PARTY ever had, or has or may have in the future relating to any activity which occurred prior to the signing of this Mutual General Release, including but not limited to any and all claims which were raised or could have been raised in the ACTION.

3. General Nature of the Release.  The PARTIES hereto acknowledge that this release is a General Release, and each PARTY therefore expressly waives and assumes the risk of any and all claims for damages which exist as of this date, but which the PARTIES may not be aware of or suspect to exist, whether through ignorance, oversight, error, negligence or otherwise, and which, if known, would materially affect the decision to enter into this Mutual General Release.

4. No Contact. Subsequent to execution hereof, the PARTIES agree that neither will have either direct or indirect contact with the other or the employees, agents, creditors, debtors, shareholders, officers directors or the like of the other PARTIES, other than in furtherance of the performance of the terms hereof.

5. Governing Law.  This release shall be construed in accordance with the laws of the state of Nevada.  All disputes shall be resolved in the state or federal courts of the State of Nevada.

6. Entire Agreement.  This Settlement and Termination Agreement contains the entire agreement between the PARTIES with regard to the subject matter set forth herein and shall be binding upon the heirs, successors and assigns of the PARTIES.  This Settlement and Termination Agreement may only be modified in writing, signed by or on behalf of the PARTIES.

7. Costs and Expenses.  Each PARTY shall bear their own attorney’s fees and costs arising from the disputes between the PARTIES.

8. Assignment.  This Agreement shall not be assignable without the written mutual consent of all PARTIES to this Agreement.

9. The PARTIES consent to a dismissal of the ACTION and shall cause their counsel to execute a Stipulation and Order for Dismissal With Prejudice, each PARTY to bear its own costs and attorneys’ fees.

IN WITNESS WHEREOF, the PARTIES hereto have caused this agreement to be executed in multiple originals, on the date first mentioned above.

A TO Z HOLDINGS, LLC

By:           /s/ Norman Zlirkoff
Print Name:  Norman Zlirkoff

PRIME EQUITY FUND IV LLC

By:           /s/ John J. Katsock Jr
Print Name:  John J. Katsock Jr.

INFINITE ALPHA, INC.

By:           /s/ Barbara Laken
Print Name:  Barbara Laken

JRC LIMITED INC

By:           /s/Roy Milkin
Print Name:  Roy Milkin

CLARE LLC

By:           /s/Dennis Flynn
Print Name:  Dennis Flynn, Mgr.

DAVID FIDLER, INDIVIDUALLY

By:           /s/David Fidler

ERIK TUCKER, INDIVIDUALLY

By:           /s/ Erik Tucker

GLEN LAKEN, INDIVIDUALLY

By:           /s/ Glen Laken

JOHN KATSOCK, INDIVIDUALLY

By:           /s/ John Katsock

CMG HOLDNGS GROUP, INC.

By:           /s/James Ennis
Print Name:  James Ennis

AUDIOEYE

By:           /s/ James Ennis
Print Name:  James Ennis

ALAN MORELL, INDIVIDUALLY

By:           /s/ Alan Morell

JAMES ENNIS, INDIVIDUALLY

By:           /s/ James Ennis